SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 2, 2004

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On June 7 , 2004, Inverness Medical Innovations, Inc. issued a press release entitled “Inverness Medical Innovations Acquires German Distributor, Viva Diagnostika,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press release issued on June 7, 2004 entitled “Inverness Medical Innovations Acquires German Distributor, Viva Diagnostika”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Jay McNamara
Jay McNamara
Assistant Secretary

Dated: June 7, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on June 7, 2004 entitled “Inverness Medical Innovations Acquires German Distributor, Viva Diagnostika”